                                                                      Exhibit A

                List of Members, Directors and Executive Officers
                              of Reporting Persons



                     UBS CAPITAL JERSEY CORPORATION II LTD.

         The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.


NAME OF DIRECTOR                    NATIONALITY             PRINCIPAL
                                                            OCCUPATION/ADDRESS

Derek Smith                         British                 Managing Director
                                                            UBS AG
                                                            Pelikanstrasse 6/8
                                                            Zurich

Anthony R. Hillman                  British                 Attorney
                                                            Jersey Trust Company
                                                            P.O. Box 1075
                                                            Elizabeth House
                                                            9 Castle Street
                                                            St. Helier
                                                            Jersey JE4 2QB
                                                            Channel Islands

Nigel A. LeQuesne                   British                 Attorney
                                                            Jersey Trust Company
                                                            P.O. Box 1075
                                                            Elizabeth House
                                                            9 Castle Street
                                                            St. Helier
                                                            Jersey JE4 2QB
                                                            Channel Islands


         JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of the UBS Capital Jersey Corporation II, Ltd. JTC Management Limited's address c/o Jersey Trust Company, P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB, Channel Islands.

    UBS CAPITAL AMERICAS III, LLC f/k/a UBS CAPITAL AMERICAS (LA-ADVISOR) LLC

         The names and titles of the managers of UBS Capital Americas III, LLC f/k/a UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.

NAME OF DIRECTOR                      NATIONALITY             PRINCIPAL
                                                              OCCUPATION/ADDRESS

Michael Greene                        American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

Justin S. Maccarone                   American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

George A. Duarte                      American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

Charles J. Santos-Buch                American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

James A. Breckenridge                 American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

Lawrence Handen                       American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

Gesuele C. Capone                     American                Principal
                                                              299 Park Avenue
                                                              New York, NY 10171

                                     UBS AG

         The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

DIRECTORS

NAME OF DIRECTOR           NATIONALITY           PRINCIPAL
                                                 OCCUPATION/ADDRESS

Chairman:                  Swiss                 President des Verwaltungsrates
Marcel Ospel                                     UBS AG
                                                 Aeschenplatz 6
                                                 4002 Basle

Vice Chairman:             Swiss                 Executive Vice Chairman
Alberto Togni                                    UBS AG
                                                 Aeschenplatz 6
                                                 4002 Basle

Vice Chairman:             Dutch                 Executive Vice Chairman
Joannes A. de Gier                               UBS AG
                                                 1 Curzon Street
                                                 London

Ernesto Bertarelli         Swiss                 Chief Executive Officer
                                                 Serono International S.A.
                                                 Ch. des Mines 15 bis, Geneva 20
                                                 Switzerland 1211

Peter Bockli               Swiss                 Advocat, Non-Executive Vice
                                                 Chairman of UBS AG
                                                 Bockli Thomann & Parmer
                                                 St. Jakobs-Strasse 41
                                                 P.O. Box 2342
                                                 4002 Basle

Sir Peter Davis            British               Group Chief Executive
                                                 J. Sainsbury plc
                                                 Stamford House
                                                 Stamford Street
                                                 London SE1 9LL

Dr. Rolf A. Meyer          Swiss                 Consultant
                                                 Heiniweidstrasse 18
                                                 8806 Bach

Hans Peter Ming            Swiss                 Director of Sika Finanz AG
                                                 Wiesenstrasse 7
                                                 8008 Zurich

Lawrence A. Weinbach       American              Chairman, President and Chief
                                                 Executive Officer
                                                 UNYSIS Corporation
                                                 P.O. Box 500
                                                 Blue Bell, PA

         That the names, nationalities and addresses of other responsible persons of the Company are as follows:

NAME                       NATIONALITY       PRINCIPAL
                                             OCCUPATION/ADDRESS

Peter Wuffli               Swiss             President
                                             UBS AG
                                             Aeschenplatz 6
                                             4002 Basle

Georges Gagnebin           Swiss             Chairman UBS Wealth Management
                                             and Business Banking
                                             UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich

Joseph J. Grano            American          Chairman and CEO UBS PaineWebber
                                             1285 Avenue of the Americas
                                             New York, NY

Stephan Haeringer          Swiss             Deputy President of Group Executive
                                             Board
                                             UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich

John Costas                American          Chairman and CEO
                                             UBS Warburg
                                             UBS AG
                                             677 Washington Blvd.
                                             Stamford, CT 06901

John A. Fraser             Australian        Chairman and CEO
                                             UBS Global Asset Management
                                             21 Lombard St.
                                             London, UK

Peter Kurer                Swiss             Group General Counsel
                                             Bahnhofstrasse 45
                                             Zurich, Switzerland

Marcel Rohner              Swiss             CEO UBS Wealth Management and
                                             Business Banking
                                             Baerengasse 16
                                             Zurich, Switzerland

Clive Standish             British           Chairman and CEO Asia Pacific
                                             530 Collins Street
                                             Melbourne, Australia

Mark B. Sutton             American          President and COO
                                             UBS PaineWebber
                                             1200 Harbor Blvd.
                                             Weehawken, NJ 07086